UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. _______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement.
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2)).
[X] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to Section 240.14a-12.

                          New England Bancshares, Inc.
                          ----------------------------
                (Name of Registrant as Specified in its Charter)

                          ----------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
   N/A

2) Aggregate number of securities to which transaction applies:
   N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
   N/A

4) Proposed maximum aggregate value of transaction:
   N/A

5) Total fee paid:
   N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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4) Date Filed:
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

                                  July 10, 2009

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of New England Bancshares, Inc. The meeting will be held at the Crowne Plaza Hotel, One Bright Meadow Boulevard, Enfield, Connecticut on Thursday, August 13, 2009 at 1:00 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Shatswell, MacLeod & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                      Sincerely,

                                      David J. O'Connor
                                      Chief Executive Officer

                          New England Bancshares, Inc.
                               855 Enfield Street
                           Enfield, Connecticut 06082
                                 (860) 253-5200

--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Stockholders

--------------------------------------------------------------------------------

      On Thursday, August 13, 2009, New England Bancshares, Inc. (the "Company") will hold its annual meeting of stockholders at the Crowne Plaza Hotel, One Bright Meadow Boulevard, Enfield, Connecticut. The meeting will begin at 1:00 p.m., local time. At the meeting, the stockholders will consider and act on the following:

      1.    The election of four directors to serve for terms of three years;

      2. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the fiscal year ending March 31, 2010; and

      3. The transaction of any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business scheduled to come before the meeting.

      Only stockholders of record at the close of business on June 22, 2009 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

      It is important that your shares be represented at the annual meeting whether or not you plan to attend. Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Nancy L. Grady
                                       Corporate Secretary

Enfield, Connecticut
July 10, 2009

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 13, 2009: The Proxy Statement and our 2009 Annual Report are available at http://www.cfpproxy.com/5935.

                          New England Bancshares, Inc.

                       ----------------------------------

                                 Proxy Statement

                       ----------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of New England Bancshares, Inc. (the "Company" or "New England Bancshares") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for New England Bank (the "Bank"). The annual meeting will be held at the Crowne Plaza Hotel, One Bright Meadow Boulevard, Enfield, Connecticut on Thursday, August 13, 2009 at 1:00 p.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about July 10, 2009.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

      You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on June 22, 2009. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee how to vote.

      As of the close of business on June 22, 2009, there were 6,391,156 shares of Company common stock outstanding. Each share of common stock has one vote. The Company's Articles of Incorporation provide that a record owner of the Company's common stock who beneficially owns, either directly or indirectly, in excess of 10% of the Company's outstanding shares, is not entitled to vote the shares held in excess of the 10% limit.

Attending the Meeting

      If you are a stockholder as of the close of business on June 22, 2009, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

      A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes for all nominees or withhold votes as to any of the nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

      In voting to ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

Voting by Proxy

      The Company's Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote "FOR" each of the nominees for director and "FOR" ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the Company's independent auditors for the 2010 fiscal year.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, provided such new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in New England Bank's ESOP and 401(k) Plan

      If you participate in New England Bank's Employee Stock Ownership Plan (the "ESOP") or if you hold shares through New England Bank's Employees' Savings & Profit Sharing Plan (the "401(k) Plan"), you will receive a vote authorization form for each plan that reflects all the shares that you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of New England Bancshares common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions were received in the same proportion as shares for which the trustee received timely voting instructions. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of New England Bancshares common stock credited to your account in the 401(k) plan. The trustee will vote all shares of New England Bancshares common stock for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is August 6, 2009.

                              Corporate Governance

General

      The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

      The Company has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by the Company's directors, executive officers and employees. The Code of Ethics and Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

      As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

Meetings of the Board of Directors

      The Company conducts business through meetings of its Board of Directors and through activities of its committees. The Board of Directors generally meets quarterly and may have additional meetings as needed. During fiscal 2009, the Board of Directors held eight (8) meetings. All of the current directors attended at least 75% of the total meetings of the Board of Directors and the committees on which such directors served during fiscal 2009.

Committees of the Board of Directors

      The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing standards of The Nasdaq Stock Market, Inc. Each committee operates under a written charter that is available in the Shareholder Information section of the Company's website (www.nebankct.com).

                                          Audit     Compensation   Nominating
Director                                Committee    Committee     Committee
--------                                ---------   ------------   ----------

Thomas O. Barnes ....................
Lucien P. Bolduc ....................       X
Edmund D. Donovan ...................
Peter T. Dow ........................                    X*            X
William C. Leary ....................                    X
Myron J. Marek ......................
Dorothy K. McCarty ..................
David J. O'Connor ...................
David J. Preleski ...................
Kathryn C. Reinhard .................
Richard K. Stevens ..................       X            X             X*
Richard M. Tatoian ..................       X*                         X

Number of Meetings in fiscal 2009 ...       4            2             1

----------
*  Denotes Chairperson

      Audit Committee. The Audit Committee assists the Board of Directors in its oversight of the integrity of New England Bancshares' processes and systems of internal controls concerning accounting and financial reporting and in its review of compliance with applicable laws and regulations. The committee is also responsible for engaging New England Bancshares' independent auditor and its internal auditor and monitoring their conduct and independence. The Board of Directors has designated Lucien P. Bolduc as an audit committee financial expert under the rules of the Securities and Exchange Commission. Mr. Bolduc is independent under the listing standards of The Nasdaq Stock Market, Inc. applicable to audit committee members. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Audit Committee Report."

      Compensation Committee. The Compensation Committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and benefit programs. The Compensation Committee reviews all compensation components for the Company's Chief Executive Officer and other highly compensated executive officers' compensation including base salary, annual incentive, long-term incentives/equity, benefits and other perquisites. The Compensation Committee also reviews the recommendations of the Chief Executive Officer in determining the compensation of other executive officers. The Compensation Committee has made use of independent outside consultants with specific banking industry expertise to assist the Committee in evaluating the Company's executive total compensation elements as well as to develop a bank peer group for comparison to assist the Committee in establishing compensation levels. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

      Nominating Committee. The Nominating Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees and in monitoring a process to assess Board effectiveness. The Nominating Committee also considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The procedures of the Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "Nominating Committee Procedures."

      Attendance at the Annual Meeting. The Board of Directors encourages each director to attend annual meetings of stockholders. Eleven (11) Directors attended the Annual Meeting in 2008.

                             Directors' Compensation

      The following table sets forth the compensation received by non-employee directors for their service on our Boards of Directors during fiscal 2009.

                            Fees Earned
                              or Paid       Stock      Option       All Other
        Director              In Cash     Awards(1)   Awards(2)   Compensation(3)    Total
--------------------------------------------------------------------------------------------
Thomas O. Barnes            $  21,600     $      --   $      --       $    --      $ 21,600
Lucien P. Bolduc               17,200         6,663       4,434           151        28,448
Edmund D. Donovan              16,350            --          --            --        16,350
Peter T. Dow                   22,550         6,663       4,434         4,354        38,001
William C. Leary               11,210         6,663       4,434           151        22,458
Myron J. Marek                 14,000         6,663       4,434         2,617        27,714
Dorothy K. McCarty             14,150         6,663       4,434         2,617        27,864
David J. Preleski              14,700            --          --            --        14,700
James J. Pryor (4)              2,667            --          --            --         2,667
Kathryn C. Reinhard (5)            --            --          --            --            --
Richard K. Stevens             14,200         6,663       4,434         2,669        27,966
Richard M. Tatoian             14,200         6,663       4,434         2,669        27,966

----------
(1) Reflects the dollar amount recognized for financial statement reporting purposes in fiscal 2009 in accordance with Statement of Financial Accounting Standard 123(R) ("SFAS 123(R)"). At March 31, 2009, the aggregate number of unvested restricted stock award shares held in trust was 2,019 shares for each of Ms. McCarty and Messrs. Bolduc, Dow, Marek, Stevens, Tatoian, and Mr. Leary.

(2) Reflects the dollar amount recognized for financial statement reporting purposes in fiscal 2009 in accordance with FAS 123(R). The aggregate outstanding stock options at March 31, 2009 were 19,852 options for each of Ms. McCarty and Messrs. Bolduc, Dow, Stevens, and Tatoian, and 5,354 options for Messrs. Marek and Leary.

(3) Reflects the dollar value of dividends paid on stock awards. Also includes $2,466, $4,203, $2,466, $2,518, and $2,518 for Ms. McCarty and Messrs. Dow
      and Marek, Stevens and Tatoian, respectively, which represents the amount accrued in connection with the Bank's Director Fee Continuation Plan. See "--Directors' Retirement Plan."

(4)   Mr. Pryor retired from the Board of Directors on August 14, 2008.

(5) Ms. Reinhard was appointed to the Company's Board of Directors on June 8, 2009.

      Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on the Boards of Directors of the Company and the Bank during fiscal 2008.

Annual Retainer for New England Bancshares Board Service ...........   $4,000

Annual Retainer for New England Bank ...............................   $4,000

Fee for Attendance at New England Bank Board Meetings ..............   $400 ($450 for Chairman)

Fee for Attendance at New England Bank Committee Meetings
   (except Executive Committee) ....................................   $400 ($450 for Committee Chairman)

Fee for Attendance at New England Bank Executive Credit Committee
   Meetings ........................................................   $200 ($225 for Committee Chairman)

Directors' Retirement Plan. The Bank established a Director Fee Continuation Plan to provide the directors serving on the board as of the date of the plan's implementation with a retirement income supplement. The plan has five participants. Under the plan, participants are entitled to an annual benefit, as of their retirement date, of $1,000 for each full year of service as a director from June 1, 1995, plus $250 for each full year of service as a director before June 1, 1995. The maximum benefit under the plan is $6,000 per year, payable in ten annual installments. For purposes of the plan, "retirement date" is defined as the June 1st following a director's 70th birthday. Upon an eligible retired director's death, but before the ten payments have been made, New England Bank must pay the director's beneficiary, at its option, a discounted lump sum payment equal to the remaining payments or the remaining installment payments. If an active eligible non-employee director dies before his or her retirement date, the Bank must pay the director's designated beneficiary a benefit equal to the discounted value of the ten annual installments the director would have been entitled to had he or she lived to his or her retirement date. The benefit is payable, at the Bank's discretion, in a lump sum or in ten annual installments. The Bank has acquired life insurance policies for each of the eligible non-employee directors as an informal source of funding for its obligations under the plan.

                                 Stock Ownership

      The following table provides information as of June 22, 2009, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Percentages shown are based upon 6,391,156 shares of the Company's common stock outstanding at June 22, 2009.

                                               Number of Shares  Percent of Common
Name and Address                                     Owned       Stock Outstanding
----------------                               ----------------  -----------------
Enfield Federal Savings and Loan Association      390,457(1)           6.11%
Employee Stock Ownership Plan
855 Enfield Street
Enfield, Connecticut 06082

Investors of America, Limited Partnership         333,136(2)           5.21%
James F. Dierberg
Dierberg Operating Foundation, Inc.
135 North Meramec
Clayton, Missouri 63105

----------
(1) Includes 249,291 shares that have not been allocated to participants' accounts. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received timely voting instructions from participants.

(2) Pursuant to a joint Schedule 13G/A filed by Investors of America, Limited Partnership, James F. Dierberg and Dierberg Operating Foundation, Inc. on February 9, 2009. Investors of America, Limited Partnership reported beneficial ownership of 333,136 shares, James F. Dierberg reported beneficial ownership of 30,000 shares and Dierberg Operating Foundation, Inc. reported beneficial ownership of 5,200 shares.

      The following table provides information about the shares of our common stock that may be considered to be owned by each of our directors and nominees for director, by the executive officers named in the Summary Compensation Table, and by all of our directors, nominees for director, and executive officers as a group as of June 22, 2009. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares shown have been pledged as collateral and each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                               Number of Shares
                                                                 That May Be
                                           Number of Shares   Acquired Within 60     Percent of
                                           Owned (excluding       Days by           Common Stock
Name                                       options) (1)(2)    Exercising Options   Outstanding (3)
----------------------------------------   ----------------   ------------------   ---------------
Thomas O. Barnes .......................        20,874                  --                *
Lucien P. Bolduc .......................        13,299              16,640                *
Edmund D. Donovan ......................        18,687                  --                *
Peter T. Dow ...........................        24,782(4)           16,640                *
William C. Leary .......................        20,259               2,142                *
Myron J. Marek .........................        19,021               2,142                *
Dorothy K. McCarty .....................        13,714              16,640                *
Scott D. Nogles ........................        36,441              10,704                *
David J. O'Connor ......................        86,408(5)          104,215              2.9%
John F. Parda ..........................        27,483(6)           17,809                *
David J. Preleski ......................         3,576                  --                *
Kathryn C. Reinhard ....................            --                  --                *
Richard K. Stevens .....................        31,223              16,640                *
Richard M. Tatoian .....................        13,530              16,640                *

All executive officers, directors and
director nominees as a group (15
persons) ...............................       329,297             220,612              8.3%

----------
*     Less than 1% of shares outstanding

(1) Includes unvested shares of restricted stock held in trust under the New England Bancshares, Inc. 2003 Stock-Based Incentive Plan and the New England Bancshares, Inc. 2006 Equity Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows:
      Messrs. Bolduc, Dow, Leary, Marek, Stevens and Tatoian and Ms. McCarty--2,019 shares; Messrs. Nogles and Parda--3,000 shares; and Mr. O'Connor--11,780 shares.

(2) Includes shares allocated under the Bank's Employee Stock Ownership Plan, with respect to which the individual has voting but not investment power as follows: Mr. Nogles--7,209 shares; Mr. O'Connor--18,772 shares; and Mr. Parda--10,195 shares.

(3) Based on 6,391,156 shares of our common stock outstanding as of June 22, 2009, plus the number of shares that each person may acquire within 60 days by exercising stock options.

(4) Includes 15,620 shares held in a trust in which Mr. Dow shares voting and investment power.

(5) Includes 703 shares held in trust in which Mr. O'Connor shares voting and investment power.

(6) Includes 464 shares held in trust in which Mr. Parda shares voting and investment power.

                       Proposal 1 -- Election of Directors

      The Company's Board of Directors currently consists of 12 members. The Board is divided into three classes, each with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Lucien P. Bolduc, Edmund D. Donovan, Myron J. Marek and Kathryn C. Reinhard. Messrs. Bolduc, Donovan and Marek and Ms. Reinhard are current directors of the Company. Messrs. Bolduc, Donovan and Marek are also current directors of New England Bank.

      Each of the directors of the Company is considered independent under the current listing standards of the Nasdaq Stock Market, Inc., except for David J. O'Connor, who is an employee of the Company and New England Bank. In determining the independence of its directors, the Board considered transactions, relationships or arrangements between the Company and the Bank and the directors that are not required to be disclosed in this proxy statement under the heading "Transactions with Related Persons," including loans with New England Bank.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      The Board of Directors recommends a vote "FOR" the election of each of the nominees.

      Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. Years of service as a director of New England Bank includes service with Valley Bank and Enfield Federal Savings and Loan Association prior to their merger and change of name to New England Bank in April 2009. The age indicated in each nominee's biography is as of March 31, 2009.

                       Nominees for Election of Directors

      The nominees standing for election for terms of three years are:

      Lucien P. Bolduc is a certified public accountant with the accounting firm of Mercik, Kuczarski & Bolduc, LLC located in Enfield, Connecticut. Age 49. Director of the Company and the Bank since 2002.

      Edmund D. Donovan serves as Executive Vice President of Nickson Industries, Inc., a Plainville, Connecticut manufacturer of automotive exhaust hardware and has been in its employ since 1977. He is also involved in real estate development in Southington, Connecticut. Age 65. Director of the Company since 2007 and the Bank since 1998.

      Myron J. Marek is a retired retail jeweler. Age 76. Director of the Company since 2002 and the Bank since 1987.

      Kathryn C. Reinhard has been employed by the Southington Board of Education as a substitute teacher and tutor since 1997. She served on the board of directors of The Apple Valley Bank & Trust Company from 1999 until it was merged into New England Bank in June 2009. Appointed as a director of the Company in June 2009. Age 56.

                         Directors Continuing in Office

      The following directors have terms ending in 2010:

      David J. O'Connor was the President and Chief Executive Officer of Enfield Federal from 1999 until its merger with the Bank in April 2009 when he became the President and Chief Executive Officer of the Bank. Mr. O'Connor has been Chief Executive Officer of New England Bancshares since 2002. Mr. O'Connor has over 38 years of banking experience in New England. Before joining Enfield Federal, he was the Executive Vice President, Treasurer and Chief Financial Officer of The Berlin City Bank, a community bank in New Hampshire. Age 62. Director of the Company since 2002 and the Bank since 1999.

      David J. Preleski is a principal in the law firm of Vitrano, Preleski & Wynne, LLC where he has been employed since 1996. Attorney Preleski's previous experience includes a twenty year career in banking with Bristol Savings Bank, First Federal Bank and Webster Financial Corporation. He is a former President and Corporator of Bristol Savings Bank and has experience as a legal liaison with bank regulatory agencies. He is a Director of the New England Carousel Museum and a Past President of the Board of Directors of the Family Center. Age
52. Director of the Company since 2008 and the Bank since 1998.

      Richard K. Stevens is owner and President of Leete-Stevens, Inc., a funeral home located in Enfield, Connecticut. Age 62. Director of the Company since 2002 and the Bank since 1995.

      Richard M. Tatoian is a self-employed attorney practicing in Enfield, Connecticut. Age 63. Director of the Company since 2002 and the Bank since 1995.

      The following directors have terms ending in 2011:

      Thomas O. Barnes is the Chairman of the Board of Barnes Group, Inc. where he has been employed since 1993. Barnes Group, Inc. is a public company involved in various manufacturing and distribution enterprises. Mr. Barnes is currently Chairman of the Board of the Connecticut Children's Medical Center and has served on many other boards of charitable organizations. Age 60. Director of the Company since 2007 and the Bank since 1998.

      Peter T. Dow was the President of Dow Mechanical Corporation, a manufacturer of quality control inspection equipment, located in Enfield, Connecticut, until 2005. Mr. Dow has been a consultant with Dow Gage LLC, which provides consulting advice to manufacturing companies, since December 2005. Mr. Dow was appointed Chairman of the Board of Directors of the Company and the Bank in April 2004. Age 69. Director of the Bank since 1982.

      William C. Leary has been a judge for the Probate Court of Windsor Locks since 1971 and a partner with the firm of O'Malley, Deneen, Leary, Messina and Oswecki since 1994. Mr. Leary served as the Chairman of the Board of Windsor Locks Community Bank, FSL from March 2002 until its acquisition by Enfield Federal in December 2003. Age 70. Director of the Company and the Bank since 2003.

      Dorothy K. McCarty is a retired town clerk of Suffield, Connecticut. Age
78. Director of the Company since 2002 and the Bank since 1990.

               Proposal 2 -- Ratification of Independent Auditors

      The Audit Committee of the Board of Directors has appointed Shatswell, MacLeod & Company, P.C. to be the Company's auditors for the 2009 fiscal year, subject to ratification by stockholders. A representative of Shatswell, MacLeod & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants may be considered by the Audit Committee of the Board of Directors.

      The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors.

Audit Fees

      The following table sets forth the fees billed to the Company for the fiscal years ending March 31, 2009 and 2008 by Shatswell, MacLeod & Company,
P.C.:

                                                  2009      2008
                                              --------   -------
               Audit Fees ..................  $104,500   $72,961
               Audit-Related Fees ..........        --        --
               Tax Fees(1) .................     9,000    12,447

----------
(1) Consists of tax filings and tax-related compliance and other advisory services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

      The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

      In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During the year ended March 31, 2009, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

                             Audit Committee Report

      The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

      In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning the independent registered public accounting firm's independence. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of its examination, its evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2009 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company's independent auditors, for the fiscal year ending March 31, 2010.

      Audit Committee of the Board of Directors of New England Bancshares, Inc.

                          Richard M. Tatoian (Chairman)
                                Lucien P. Bolduc
                               Richard K. Stevens

                             Executive Compensation

Summary Compensation Table

      The following information is furnished for all individuals serving as the principal executive officer of the Company, as well as the two other most highly compensated executive officers of the Company who received total compensation of $100,000 or more during the fiscal year ended March 31, 2009, referred to herein as the "named executive officers."

------------------------------------------------------------------------------------------------------------------
                                                               Stock                      All Other
        Name and                                              Awards       Option       Compensation
   Principal Position       Year    Salary ($)   Bonus ($)    ($)(1)    Awards ($)(2)      ($)(3)      Total ($)
------------------------------------------------------------------------------------------------------------------
David J. O'Connor           2009       300,000    42,500        38,877      40,642            65,840     487,859
Chief Executive Officer   ----------------------------------------------------------------------------------------
                            2008       250,000    60,000        88,311      79,867            71,555     549,733
------------------------------------------------------------------------------------------------------------------
John F. Parda               2009       130,000    15,000         9,000      11,159            39,456     204,615
Executive Vice President  ----------------------------------------------------------------------------------------
and Chief Loan Officer      2008       113,000    13,000        26,102      19,002            38,406     209,510
------------------------------------------------------------------------------------------------------------------
Scott D. Nogles             2009       155,000    16,000         9,000      12,982            37,583     230,565
Executive Vice President  ----------------------------------------------------------------------------------------
and Chief Financial         2008       120,000    20,000        12,840      12,982            34,040     199,862
Officer
------------------------------------------------------------------------------------------------------------------

----------
(1) Reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R). Upon issuance of shares of restricted stock, unearned compensation equivalent to the market value at the date of grant is charged to the capital accounts and subsequently amortized to expense over the five-year vesting period. For further information on the assumptions used to compute the fair value, see Note 13 to the Notes to the Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2009. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereon, plus earnings thereon.

(2)   Reflects the dollar amount  recognized for financial  statement  reporting purposes in accordance with SFAS 123(R). The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards. For further information on the assumptions used to compute the fair value, see Note 13 to the Notes to the Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2009. The actual value, if any, realized from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised.

(3) Details of the amounts reported in the "All Other Compensation" column for 2009 are provided in the table that follows:

--------------------------------------------------------------------------------
Item:  2009 All Other Compensation       Mr. O'Connor    Mr. Parda    Mr. Nogles
--------------------------------------------------------------------------------
Employer contribution to 401(k) plan        $ 7,102        $3,156       $ 4,650
--------------------------------------------------------------------------------
Market value of allocations under the        30,039        18,253        21,132
employee stock ownership plan
--------------------------------------------------------------------------------
Value of insurance premiums under             6,916           237            43
endorsement method split-dollar life
insurance arrangement
--------------------------------------------------------------------------------
Value of life insurance policy                  756           506           548
--------------------------------------------------------------------------------
Dividends paid on stock awards                  883           225           225
--------------------------------------------------------------------------------
Perquisites(a)                               20,144        17,079        10,985
--------------------------------------------------------------------------------
    Total                                   $65,840       $39,456       $37,583
--------------------------------------------------------------------------------

(a) Perquisites include insurance premiums, club dues, personal use of company car and spousal travel expense for Mr. O'Connor; insurance premiums, car allowance and spousal travel expense for Mr. Parda; and insurance premiums for Mr. Nogles.

      Employment Agreements. New England Bank and New England Bancshares each maintain an employment agreement with Mr. O'Connor. The employment agreements are intended to ensure that New England Bancshares and New England Bank will be able to retain Mr. O'Connor's services. The continued success of New England Bancshares and New England Bank depends to a significant degree on the skills and competence of Mr. O'Connor.

      The employment agreements each provide for a three-year term. The Bank employment agreement is renewable on an annual basis following a review of Mr. O'Connor's performance by the Board of Directors. The New England Bancshares employment agreement renews daily. The employment agreements provide that Mr. O'Connor's base salary will be reviewed at least annually. Mr. O'Connor's current base salary is $310,500.

      In addition to the base salary, Mr. O'Connor's employment agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. Under the terms of both of the employment agreements, Mr. O'Connor will be entitled to receive a severance benefit if he is terminated by New England Bank or New England Bancshares without cause or he voluntarily terminates for reasons constituting "good reason" under the agreements. The severance benefit he would be entitled to is a single cash lump payment equal to the base salary payments due to him for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of New England Bancshares and New England Bank during the remaining term of the employment agreements. In addition, New England Bancshares or New England Bank would be required to continue to provide Mr. O'Connor with continued life insurance and non-taxable medical and dental coverage for the remaining term of the employment agreements, provided, however if Mr. O'Connor is no longer eligible to receive such coverage, New England Bancshares or New England Bank will pay Mr. O'Connor the cash equivalent of such coverage within 10 days following his termination.

      The employment agreements also provide for a severance benefit if Mr. O'Connor's employment is voluntarily terminated for "good reason" or involuntarily terminated without cause within two years following a change in control of New England Bancshares or New England Bank. The severance payment would be a lump sum payment equal to three times the average of Mr. O'Connor's five preceding taxable years' annual compensation. In addition, Mr. O'Connor would be entitled to receive a lump sum payment equal to the contributions that would have been made on his behalf to any employee benefit plans of New England Bancshares and New England Bank for a 36-month period following his date of termination. Finally, New England Bancshares or New England Bank would be required to continue to provide Mr. O'Connor with continued life insurance and non-taxable medical and dental coverage for a 36-month period following his date of termination, provided, however if Mr. O'Connor is no longer eligible to receive such coverage, New England Bancshares or New England Bank will pay Mr. O'Connor the value of such coverage within 10 days following his termination.

      Mr. O'Connor would also be entitled to receive an additional tax indemnification payment under the New England Bancshares employment agreement if payments under the agreements or any other payments triggered liability under the Internal Revenue Code as an excise tax constituting "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

      Payments to Mr. O'Connor under the New England Bank employment agreement are guaranteed by New England Bancshares if payments or benefits are not paid by New England Bank. Payment under the New England Bancshares employment agreement will be made by New England Bancshares. Even though both the Bank and the New England Bancshares employment agreements provide for a severance payment, Mr. O'Connor would only be entitled to receive a severance payment under one agreement. The employment agreements also provide that New England Bank and New England Bancshares will indemnify Mr. O'Connor to the fullest extent legally allowable.

      The employment agreements restrict Mr. O'Connor from competing against New England Bancshares or New England Bank for a period of one year from the date of termination of the agreement if Mr. O'Connor is terminated without cause, except if such termination occurs after a change in control.

      Change in Control Agreements. The Bank currently maintains a two-year change in control agreement with each of Messrs. Parda and Nogles. Each year, the Board of Directors may extend the term of each agreement for an additional one-year period. Each agreement provides that if the executive's employment is involuntarily terminated without cause or voluntarily terminated for Good Reason within two years following a change in control of the New England Bancshares or New England Bank, the executive would be entitled to receive a lump sum severance payment equal to 2.99 times his "base amount," as defined under the Internal Revenue Code, which will be paid within 5 days following the executive's date of termination. In addition, New England Bank would be required to continue to provide the executive with continued life insurance and non-taxable medical and dental coverage for a 24-month period following his date of termination, provided, however if the executive is no longer eligible to receive such coverage, the Bank will pay the executive the value of such coverage within 10 days following his date of termination.

      Payments to the executive under each agreement will be paid by New England Bancshares if payments (or other benefits) are not paid by New England Bank. In the event payments made to the executive include an "excess parachute payment" as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.

      Supplemental Executive Retirement Plans. New England Bank maintains the Executive Supplemental Retirement Plan, as amended and restated, to provide Mr. O'Connor with, upon his attainment of age 65, an annual retirement benefit of $172,796 payable in equal monthly installments over a period equal to the later of: (1) 20 years following Mr. O'Connor's retirement or termination of employment for reason other than cause; or (2) Mr. O'Connor's lifetime (the "SERP Benefit"). If Mr. O'Connor voluntarily terminates his employment with New England Bank, Mr. O'Connor will be entitled to receive the balance of his accrued SERP Benefit as of the date of his termination, which will commence upon his attainment of age 65 and will be payable in equal monthly installments over a period equal to the later of: (1) 20 years; or (2) Mr. O'Connor's lifetime. If Mr. O'Connor is discharged from New England Bank for reasons other than cause, he will be entitled to the full SERP Benefit. If Mr. O'Connor dies before the completion of benefit payments under the plan, his beneficiary will receive the remaining installments due from the plan. If a change in control occurs (as defined in the plan), followed by Mr. O'Connor's voluntary or involuntary termination of employment with New England Bank, Mr. O'Connor will receive a lump sum payment equal to the actuarial equivalent of the full SERP Benefit. The lump sum payment will be made within 30 days following Mr. O'Connor's termination of employment in connection with a change in control.

      New England Bank has established a rabbi trust to hold the insurance policies purchased to satisfy the obligations of New England Bank with respect to the Executive Supplemental Retirement Plan. Until the plan benefits are paid to Mr. O'Connor, creditors may make claims against the trust's assets if the Bank becomes insolvent. As of March 31, 2009, New England Bank had accrued $1.3 million for its liabilities under this plan.

      In addition to the Executive Supplemental Retirement Plan, New England Bank maintains a Supplemental Executive Retirement Plan. This plan provides restorative payments to designated executives who are prevented from receiving the full benefits under the ESOP or the full matching contribution under the 401(k) Plan due to the legal limitations imposed on tax-qualified plans. The Board of Directors of New England Bank has designated Mr. O'Connor to participate in the plan. In addition to providing for benefits lost under the ESOP and the 401(k) Plan, the supplemental executive retirement plan also provides supplemental benefits to participants upon a change in control (as defined in the plan) before the complete scheduled repayment of the ESOP loan. Generally, upon such an event, the supplemental executive retirement plan will provide the participant with a benefit equal to what the participant would have received under the ESOP had he or she remained employed throughout the term of the ESOP loan, less the benefits actually provided. The participants' benefit under the plan will commence within 90 days following the first to occur: (i) the participants' termination of employment; (ii) the participants' disability; (iii) the participants' death; or
(iv) a change in control of New England Bank or New England Bancshares.

      Split-Dollar Life Insurance. New England Bank maintains a split-dollar life insurance arrangement to provide Mr. O'Connor with a death benefit. Under the terms of the arrangement, title and ownership of the life insurance policy resides with New England Bank, and New England Bank pays all of the insurance premiums. Upon Mr. O'Connor's death, his beneficiaries will be entitled to 25% of the total proceeds, less the cash value of the policy. New England Bank will be entitled to the remaining life insurance proceeds. New England Bank will be entitled at all times to the cash surrender value of the life insurance policy.

Outstanding Equity Awards at Fiscal Year-End

      The following table provides information concerning unexercised options and stock awards that have not vested as of March 31, 2009 for each named executive officer. The number of options reflect the exchange of an option to purchase one share of former New England Bancshares common stock for an option to purchase 2.3683 shares of current New England Bancshares common stock on December 28, 2005 in connection with the Company's second-step conversion. A corresponding adjustment was also made to each option's exercise price. In addition, restricted stock award numbers reflect the exchange of 2.3683 shares of restricted stock for each share of restricted stock granted prior to the second-step conversion.

-----------------------------------------------------------------------------------------------------------
                                               Option Awards                         Stock Awards
-----------------------------------------------------------------------------------------------------------
                     Number of      Number of                                Number of       Market Value
                     Securities     Securities                               Shares or       of Shares or
                     Underlying     Underlying     Option                 Units of Stock    Units of Stock
                    Unexercised    Unexercised    Exercise     Option       That Have       That Have Not
                    Options (#)    Options (#)      Price    Expiration     Not Vested         Vested
      Name          Exercisable   Unexercisable      ($)        Date            (#)            ($)(1)
-----------------------------------------------------------------------------------------------------------
David J. O'Connor     19,634(2)     29,451(2)      $12.84      9/11/16       11,780(2)         $70,916
                      84,581(3)         --           6.40      2/11/13           --                 --
-----------------------------------------------------------------------------------------------------------
John F. Parda          1,000(4)      4,000(4)       13.29       4/9/17        3,000(2)         $18,060
                       1,600(2)      2,400(2)       12.84      9/11/16           --                 --
                       4,737(5)         --(5)        8.17      5/10/14           --                 --
                       9,473(3)         --           6.40      2/11/13           --                 --
-----------------------------------------------------------------------------------------------------------
Scott D. Nogles        1,000(4)      4,000(4)       13.29       4/9/17        3,000(2)         $18,060
                       1,600(2)      2,400(2)       12.84      9/11/16           --                 --
                       7,104(5)         --           8.17      5/10/14           --                 --
-----------------------------------------------------------------------------------------------------------

----------
(1) The market value of unvested restricted stock is based upon the closing price of the Company's common stock on March 31, 2009, of $6.02 per share.

(2) Granted pursuant to the New England Bancshares, Inc. 2006 Equity Incentive Plan and vest in five equal annual installments commencing on September 11, 2007.

(3) Granted pursuant to the New England Bancshares, Inc. 2003 Stock-Based Incentive Plan and vest in five equal annual installments commencing on February 11, 2004.

(4) Granted pursuant to the New England Bancshares, Inc. 2006 Equity Incentive Plan and vest in five equal annual installments commencing on April 9, 2008.

(5) Granted pursuant to the New England Bancshares, Inc. 2003 Stock-Based Incentive Plan and vest in five equal annual installments commencing on May 10, 2005.

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended March 31, 2009, except for one late Form 4 reporting the purchase of 500 shares of Company common stock filed by former director James J. Pryor, who retired on August 13, 2008.

                        Transactions with Related Persons

      The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by New England Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms,
                                       17
including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. New England Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit New England Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

      The Audit Committee of the Board of Directors periodically reviews a summary of the Company's transactions with directors and executive officers of the Company and with firms that employ directors, as well as other related person transactions, to recommend to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Besides including such requirement in the Audit Committee Charter, the Company does not maintain written policies or procedures for the review, approval or ratification of certain transactions with related persons. However, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company's capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company's Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the Company's legal counsel. Such potential conflicts of interest include, but are not limited to, the following: (1) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (2) the ownership of more than 1% of the outstanding securities or 1% of total assets of any business entity that does business with or is in competition with the Company.

                         Nominating Committee Procedures

General

      It is the policy of the Nominating Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating Committee's resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

      To submit a recommendation of a director candidate to the Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

      1.    The name of the person recommended as a director candidate;

      2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

      3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

      4. As to the stockholder making the recommendation, the name and address of such stockholder as they appear on the Company's books; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

      5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

      In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the recommendation must be received by the Nominating Committee at least 120 calendar days before the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

      The process that the Nominating Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

      Identification. For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by New England Bank. The Nominating Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating Committee has not previously used an independent search firm to identify nominees.

      Evaluation. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described below. If such individual fulfills these criteria, the Nominating Committee will conduct a check of the individual's background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

      Qualifications. The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company's Bylaws, which include an age limitation requirement and a requirement that the candidate not have been subject to certain criminal and regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

      If the candidate is deemed eligible for election to the Board of Directors, the Nominating Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:


      o contributes to the range of talent, skill and expertise appropriate for the Board;

      o financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to understand financial statements;

      o familiarity with the Company's market area and participation and ties to local businesses and local civic, charitable and religious organizations;

      o     personal and professional integrity, honesty and reputation;

      o the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;

      o the ability to devote sufficient time and energy to the performance of his or her duties;

      o independence under applicable Securities and Exchange Commission and listing definitions; and

      o     current equity holdings in the Company.

      The Committee will also consider any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

      With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

                        Submission of Business Proposals
                           and Stockholder Nominations

      The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than March 13, 2009. If next year's annual meeting is held on a date more than 30 calendar days from August 13, 2010, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's bylaws provide that, in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days before the date of the annual meeting. However, if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from the Company.

                           Stockholder Communications

      The Company encourages stockholder communications to the Board of Directors and/or individual directors. All communications from stockholders should be addressed to New England Bancshares, Inc., 855 Enfield Street, Enfield, Connecticut 06082. Communications to the Board of Directors or to individual directors should be in the care of Nancy L. Grady, Corporate Secretary. Communications regarding financial or accounting policies should be sent to the Chair of the Audit Committee. All other communications should be sent to the Chair of the Nominating Committee.

                                  Miscellaneous

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

      The Company's Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

      If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     Nancy L. Grady
                                     Corporate Secretary

Enfield, Connecticut
July 10, 2009

                                 REVOCABLE PROXY

                          NEW ENGLAND BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                 August 13, 2009
                              1:00 p.m., Local Time

                                   ----------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of New England Bancshares, Inc. (the "Company"), consisting of Thomas O. Barnes, Peter
T. Dow, William C. Leary, Dorothy K. McCarty, David J. O'Connor, David J. Preleski, Richard K. Stevens and Richard M. Tatoian or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on August 13, 2009 at 1:00 p.m., local time, at the Crowne Plaza Hotel, One Bright Meadow Boulevard, Enfield, Connecticut and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

      Lucien P. Bolduc, Edmund D. Donovan, Myron J. Marek and Kathryn C.
Reinhard.

                                                              FOR ALL
             FOR                   WITHHOLD                   EXCEPT
             ---                   --------                   -------

             [ ]                     [ ]                        [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Shatswell, MacLeod & Company P.C. as independent auditors of New England Bancshares, Inc. for the fiscal year ending March 31, 2010.

             FOR                   AGAINST                    ABSTAIN
             ---                   -------                    -------

             [ ]                     [ ]                        [ ]

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Dated:
       -------------------------        -----------------------------------
                                        SIGNATURE OF STOCKHOLDER

                                        -----------------------------------
                                        SIGNATURE OF CO-HOLDER (IF ANY)

      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement and an Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

               ---------------------------------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             VOTE AUTHORIZATION FORM

                                   ----------

      I understand that Bank of New York is the holder of record and custodian of all shares of New England Bancshares, Inc. (the "Company") common stock credited to me under New England Bank's Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"). Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on August 13, 2009.

      Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

      Lucien P. Bolduc, Edmund D. Donovan, Myron J. Marek and Kathryn C.
Reinhard.

                                                              FOR ALL
             FOR                   WITHHOLD                   EXCEPT
             ---                   --------                   -------

             [ ]                     [ ]                        [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Shatswell, MacLeod & Company P.C. as independent auditors of New England Bancshares, Inc. for the fiscal year ending March 31, 2010.

             FOR                   AGAINST                    ABSTAIN
             ---                   -------                    -------

             [ ]                     [ ]                        [ ]

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      The Trustee is hereby authorized to vote the shares of Company common stock credited to my account in the 401(k) Plan in its trust capacity as indicated above.

-----------------            ------------------------------
Date                         Signature

    Please date, sign and return this form in the enclosed envelope no later than August 6, 2009.

                             VOTE AUTHORIZATION FORM

                                   ----------

      I understand that First Bankers Trust Services, Inc. is the holder of record and custodian of all shares of New England Bancshares, Inc. (the "Company") common stock allocated to me under New England Bank's Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on August 13, 2009.

      Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

      Lucien P. Bolduc, Edmund D. Donovan, Myron J. Marek and Kathryn C.
      Reinhard.

                                                        FOR ALL
                FOR                WITHHOLD              EXCEPT
                ---                --------             -------

                [ ]                   [ ]                 [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Shatswell, MacLeod & Company P.C. as independent auditors of New England Bancshares, Inc. for the fiscal year ending March 31, 2010.

                FOR                 AGAINST             ABSTAIN
                ---                --------             -------

                [ ]                   [ ]                 [ ]

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      The Trustee is hereby authorized to vote the shares of Company common stock credited to my account in New England Bank's Employee Stock Ownership Plan in its trust capacity as indicated above.

----------------                -------------------------------
Date                            Signature

Please date, sign and return this form in the enclosed envelope no later than August 6, 2009.

                             VOTE AUTHORIZATION FORM

                                   ----------

      I understand that First Banker's Trust Services, Inc. is the holder of record and custodian of all unvested restricted shares of New England Bancshares, Inc. (the "Company") common stock awarded to me under the New England Bancshares, Inc. 2006 Equity Incentive Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on August 13, 2009.

      Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

      Lucien P. Bolduc, Edmund D. Donovan, Myron J. Marek and Kathryn C.
      Reinhard.

                                                        FOR ALL
                FOR                WITHHOLD              EXCEPT
                ---                --------             -------

                [ ]                   [ ]                 [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Shatswell, MacLeod & Company P.C. as independent auditors of New England Bancshares, Inc. for the fiscal year ending March 31, 2010.

                FOR                 AGAINST             ABSTAIN
                ---                --------             -------

                [ ]                   [ ]                 [ ]

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      The Trustee is hereby authorized to vote the shares of Company common stock credited to my account in the 2006 Equity Incentive Plan in its trust capacity as indicated above.

----------------                -------------------------------
Date                            Signature

Please date, sign and return this form in the enclosed envelope no later than August 6, 2009.